SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported)


                       OCTOBER 11, 1996 (OCTOBER 9, 1996)

                               AST RESEARCH, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                  0-13941                         95-3525565
          (Commission File Number)    (IRS Employer Identification No.)

               16215 ALTON PARKWAY
                IRVINE, CALIFORNIA                     92718
      (Address of principal executive offices)       (Zip Code)

               Registrant's telephone number, including area code
                                 (714) 727-4141

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

On October 9, 1996, AST Research, Inc. (the "Company") announced the retirement of Dennis R. Leibel, Senior Vice President, Legal, Administration and Secretary. A copy of the press release is attached to this report, and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number    Description

99.1 Press Release dated October 9, 1996 announcing the retirement of Dennis R. Leibel, Senior Vice President, Legal, Administration and Secretary.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AST Research, Inc.
                         _______________________________________
                                       (Registrant)


                              By  /s/ MARK P. DE RAAD
                                  ----------------------------------
                                  Mark P. de Raad
                                  Vice President, Finance, Treasurer
                                  and Principal Accounting Officer

Date:  October 11, 1996